UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-1899

Dreyfus Growth Opportunity Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
	(Address of principal executive offices)	(Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:		(212) 922-6000

Date of fiscal year end:	2/29

Date of reporting period:	2/29/04

FORM N-CSR

Item 1. Reports to Stockholders.

Dreyfus
Growth Opportunity
Fund, Inc.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Fund Performance
7	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
15	Financial Highlights
16	Notes to Financial Statements
23	Report of Independent Auditors
24	Important Tax Information
25	Board Members Information
27	Officers of the Fund
F O R M O R E I N F O R M AT I O N
Back Cover

Dreyfus
Growth Opportunity Fund, Inc.

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Growth Opportunity Fund, Inc. covers the 12-month period from March 1, 2003, through February 29, 2004. Inside, you’ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund’s portfolio managers, Douglas D. Ramos, CFA, and Paul Kandel.

The stock market rally that began during the spring of 2003 continued to gain momentum through the end of the reporting period.With the U.S. economy on firmer footing, corporate spending and investment began to improve after several years of cost-cutting, and a weakening U.S. dollar relative to most major foreign currencies helped boost overseas sales for many companies. As a result, recent earnings reports contained more positive surprises than negative ones, bolstering investor confidence.

However, stocks that may have gained too much value too quickly during the current rally, may be vulnerable to a correction over the near term. While we believe that the prospects for the stock market remain generally positive over the long run, equity investors should be prepared to weather day-to-day volatility as they pursue their long-term goals. As always, we encourage you to talk with your financial advisor regularly about these issues and the investment strategies that may be appropriate for you.

Thank you for your continued confidence and support.

Sincerely,

Stephen E. Canter

Chairman and Chief Executive Officer The Dreyfus Corporation

March 15, 2004

DISCUSSION OF FUND PERFORMANCE

Douglas D. Ramos, CFA, and Paul Kandel, Portfolio Managers

How did Dreyfus Growth Opportunity Fund, Inc. perform relative to its benchmark?

For the 12-month period ended February 29, 2004, the fund produced a total return of 34.81%.1 This compares with the performance of the fund’s benchmark, the Standard & Poor’s 500 Composite Stock Index (“S&P 500 Index”), which produced a total return of 38.50% for the same period.2 In addition, the average total return of all funds in the Lipper Large-Cap Core Funds category was 34.46% for the reporting period.

We attribute these results to a surge in stock prices set in motion by rising U.S. economic growth rates and better than expected corporate earnings. The fund participated in the market’s climb to a significant degree. However, performance relative to the benchmark was undermined by the fund’s focus on higher-quality, large-cap stocks during a period in which smaller, lower-quality stocks fared better, particularly in the technology and utilities sectors. However, the fund modestly outperformed its Lipper category average, deriving relatively strong returns from its financial services and health care investments.

What is the fund’s investment approach?

The fund seeks long-term capital growth consistent with the preservation of capital. Current income is a secondary goal.The fund typically invests at least 80% of its assets in stocks issued primarily by U.S. companies.The fund also may invest up to 25% of its assets in foreign securities.The fund’s stock investments may include common stocks, preferred stocks and convertible securities, including, to a limited degree, those issued in initial public offerings.

In choosing stocks, the fund employs a “bottom-up” approach, primarily focusing on companies with strong positions in their industries and a catalyst that can trigger a price increase.The portfolio managers

The Fund

DISCUSSION OF FUND PERFORMANCE (continued)

use fundamental analysis to create a broadly diversified core portfolio with a growth tilt.We select stocks based on:

  value, or how a stock is priced relative to its perceived intrinsic worth;
  growth, in this case the sustainability or growth of earnings or cash flow; and
  financial profile, which measures the financial health of the company.

The fund typically sells a security when we believe there has been a negative change in the fundamental factors surrounding the company, the company has become fully valued, the company has lost favor in the current market or economic environment or a more attractive opportunity has been identified.

What other factors influenced the fund’s performance?

Financial services stocks enjoyed particularly strong gains in response to historically low interest rates, which prompted a wave of home mortgage refinancings. The fund’s top performers included mortgage lenders, such as Countrywide Financial and Greenpoint Financial. Greenpoint also benefited from a buyout offer from competitor North Fork Bancorp. On a negative note, insurer Travelers Property Casualty dipped on news of merger plans with St. Paul Companies, a rival with weaker reserves. Nevertheless, the financial sector produced stronger gains for the fund than the benchmark. The fund also outperformed the benchmark in the health care sector. Gains in generic drug makers such as Teva Pharmaceutical Industries, and several biotechnology stocks more than compensated for weakness in drug developer Biovail, which reported disappointing earnings.

Individual holdings in other sectors also contributed significantly to the fund’s gains. Royal Caribbean Cruises benefited from increased bookings in the recovering economy. McDonald’s Corporation showed signs of a renewed growth in response to new menu items, capturing market share from fast-food competitors. Retailer Best Buy rose on strong demand for digital electronics. Finally, the fund enhanced performance with the timely purchase and sale of stock in Sears, Roebuck & Co.

In the technology and utilities sectors, the market’s rise was led by stocks that previously had been beaten-down in the bear market, many of which produced little or no earnings and carried substantial debt loads. Because the fund focuses on higher-quality stocks with solid business fundamentals, it held few of the market’s highest flyers. However, the fund invested in several strong technology performers such as software developer Veritas, semiconductor equipment maker Applied Materials, communications chip maker Xilinx and network storage producer EMC Corp. However, the fund’s returns in the areas of technology and utilities trailed those of the benchmark. In other areas, disappointing performance from low-cost airline Ryanair undermined performance, as did a slowdown in same-store sales at apparel retailer Abercrombie & Fitch.

What is the fund’s current strategy?

As of the end of the reporting period, economic growth appeared to remain steady, leading us to emphasize stocks that we believe are well-positioned for greater earnings and cash flow growth in a stronger economic environment. We have found a slightly greater than average number of attractive investment opportunities among technology and industrial stocks. On the other hand, we have maintained slightly underweighted positions in financial stocks, particularly among companies that, in our opinion, could suffer if interest rates rise. We also have allocated relatively few assets to telecommunications stocks because we remain concerned that the industry continues to suffer from overcapacity issues.

March 15, 2004

1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2	SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance.

3	SOURCE: LIPPER INC. — Category average returns reflect the fees and expenses of the funds composing the average.

The Fund 5

FUND PERFORMANCE

Average Annual Total Returns	as of 2/29/04
	1 Year	5 Years	10 Years

Fund	34.81%	(2.25)%	5.70%

† Source: Lipper Inc.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The above graph compares a $10,000 investment made in Dreyfus Growth Opportunity Fund, Inc. on 2/28/94 to a $10,000 investment made in the Standard & Poor’s 500 Composite Stock Price Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph takes into account all applicable fees and expenses.The Index is a widely accepted, unmanaged index of U.S. stock market performance which does not take into account charges, fees and other expenses. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

STATEMENT OF INVESTMENTS
February 29, 2004

Common Stocks—99.9%	Shares	Value ($)

Consumer Discretionary—10.5%
Best Buy	12,000	639,000
Chico’s FAS	35,000 [a]	1,496,250
Clear Channel Communications	41,000	1,764,640
Comcast, Cl. A	40,000 [a]	1,201,600
Disney (Walt)	80,000	2,122,400
eBay	17,000 [a]	1,170,620
Gannett	13,500	1,164,645
General Motors	25,500 [b]	1,227,060
Home Depot	67,000	2,432,770
Interpublic Group of Companies	55,000 [a]	932,250
Kohl’s	25,000 [a]	1,287,500
May Department Stores	37,500	1,320,750
McDonald’s	87,500	2,476,250
NIKE, Cl. B	13,500	988,875
Royal Caribbean Cruises	30,000 [b]	1,327,500
TJX Cos.	42,500	1,000,875
Time Warner	107,500 [a]	1,854,375
Viacom, Cl. B	47,500	1,826,850
		26,234,210
Consumer Staples—11.2%
Altria Group	53,500	3,078,925
Anheuser-Busch Cos.	12,000	638,640
Coca-Cola	64,000	3,197,440
Coca-Cola Enterprises	30,000	699,300
Colgate-Palmolive	32,500	1,802,125
Costco Wholesale	33,500 [a]	1,304,155
Gillette	35,000	1,347,150
Kellogg	25,000	987,250
Kroger	55,000 [a]	1,057,100
PepsiCo	45,000	2,335,500
Procter & Gamble	36,000	3,690,360
Wal-Mart Stores	110,000	6,551,600
Walgreen	41,000	1,462,060
		28,151,605

The Fund 7

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Energy—5.7%
Anadarko Petroleum	26,000	1,332,500
BJ Services	34,000 [a]	1,471,860
ChevronTexaco	23,000	2,032,050
Exxon Mobil	153,800	6,485,746
Schlumberger	23,000	1,483,270
XTO Energy	53,600	1,599,424
		14,404,850
Financial—20.6%
American Express	36,200	1,933,804
American International Group	66,744	4,939,056
Axis Capital Holdings	48,700	1,485,837
Bank of America	32,400	2,654,208
Bank of New York	55,000	1,815,000
Bank One	15,000	809,700
CIT Group	23,000	907,810
Capital One Financial	20,000	1,414,400
Citigroup	140,800	7,076,608
Countrywide Financial	16,266	1,490,454
Federal Home Loan Mortgage	23,500	1,455,120
Federal National Mortgage Association	28,000	2,097,200
Fidelity National Financial	53,900	2,108,029
FleetBoston Financial	35,700	1,607,571
Goldman Sachs Group	15,300	1,619,811
GreenPoint Financial	56,000	2,442,720
J.P. Morgan Chase & Co.	46,000	1,886,920
MBNA	49,700	1,358,301
Merrill Lynch	26,000	1,591,460
Morgan Stanley	35,100	2,097,576
Reinsurance Group of America	32,500	1,314,625
Travelers Property Casualty, Cl. A	74,255	1,348,471
U.S. Bancorp	55,000	1,569,150
Wachovia	28,000	1,343,160
Wells Fargo	56,000	3,211,600
		51,578,591

Common Stocks (continued)	Shares	Value ($)

Health Care—13.1%
Abbott Laboratories	27,500	1,177,000
Allergan	8,000	700,320
Amgen	41,500 [a]	2,636,495
AstraZeneca Group, ADR	16,000 [b]	777,920
Bard (C.R.)	12,000	1,132,680
Bristol-Myers Squibb	43,000	1,196,260
Eli Lilly & Co.	24,600	1,818,924
Invitrogen	15,000 [a]	1,105,500
iShares Nasdaq Biotechnology Index Fund	15,000 [a,b]	1,160,850
IVAX	51,000 [a]	1,135,260
Johnson & Johnson	45,864	2,472,528
King Pharmaceuticals	50,000 [a]	963,500
Medtronic	25,000	1,172,500
Merck & Co.	38,300	1,841,464
Novartis, ADR	28,000 [b]	1,236,200
Pfizer	197,600	7,242,040
Teva Pharmaceutical Industries, ADR	26,000	1,690,000
UnitedHealth Group	17,500	1,085,000
Watson Pharmaceuticals	27,500 [a]	1,262,800
Wyeth	29,000	1,145,500
		32,952,741
Industrials—11.5%
CSX	36,000	1,135,080
Caterpillar	10,000	757,500
Cooper Industries, Cl. A	23,000	1,216,930
Cummins	15,000	741,000
Danaher	14,000	1,254,820
Deere & Co.	25,000	1,605,750
General Electric	250,800	8,156,016
Grainger (W.W.)	25,000	1,181,250
Honeywell International	36,000	1,261,800
Illinois Tool Works	15,000	1,192,800
Ingersoll-Rand, Cl. A	19,000	1,263,120
Navistar International	29,000 [a]	1,351,400

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Industrials (continued)
PACCAR	13,500	748,035
3M	19,600	1,529,192
Tyco International	47,000	1,342,790
United Parcel Service, Cl. B	19,000	1,341,970
United Technologies	14,000	1,289,540
Waste Management	49,000	1,396,500
		28,765,493
Information Technology—19.1%
Apple Computer	52,500 [a]	1,256,325
Applied Materials	65,000 [a]	1,380,600
Cisco Systems	225,000 [a]	5,197,500
Dell	62,000 [a]	2,024,300
Electronic Arts	14,000 [a]	660,240
EMC	140,000 [a]	2,004,800
First Data	18,500	758,130
Hewlett-Packard	90,000	2,043,900
Intel	200,000	5,846,000
International Business Machines	39,000	3,763,500
Linear Technology	24,500	979,755
Micron Technology	75,000 [a]	1,128,000
Microsoft	298,500	7,910,250
Motorola	80,000	1,476,000
NVIDIA	65,000 [a]	1,446,250
Oracle	127,500 [a]	1,642,200
PeopleSoft	40,000 [a]	863,200
QUALCOMM	17,500	1,110,375
Sun Microsystems	200,000 [a]	1,068,000
Texas Instruments	57,500	1,762,375
Veritas Software	33,500 [a]	1,019,070
Xilinx	27,500 [a]	1,156,100
Yahoo!	31,000 [a]	1,376,400
		47,873,270
Materials—3.5%
Air Products & Chemicals	26,000	1,254,240
Alcoa	34,900	1,307,703
du Pont (E.I.) de Nemours	23,000	1,037,070
International Paper	23,000	1,017,980
Phelps Dodge	16,000 [a]	1,380,160

Common Stocks (continued)			Shares		Value ($)

Materials (continued)
Praxair			36,000		1,307,520
Weyerhaeuser			21,900		1,428,975
					8,733,648
Telecommunication Services—2.3%
BellSouth			56,000		1,543,360
SBC Communications			70,000		1,680,700
Verizon Communications			68,500		2,625,605
					5,849,665
Utilities—2.4%
Exelon			22,100		1,483,794
FPL Group			19,000		1,247,350
Progress Energy			16,000		738,560
Southern			41,000		1,243,120
Wisconsin Energy			41,000		1,325,120
					6,037,944
Total Common Stocks
(cost $	197,952,033)				250,582,017

			Principal
Short-Term Investments—.1%			Amount ($)		Value ($)

U.S. Treasury Bills:
.84%, 3/4/2004			16,000		15,999
.92%, 3/18/2004			151,000		150,934
Total Short-Term Investments
(cost $	166,933)				166,933

Investment of Cash Collateral
for Securities Loaned—2.3%			Shares		Value ($)

Registered Investment Company;
Dreyfus Institutional Preferred Money Market Fund
(cost $	5,889,500)		5,889,500	[c]	5,889,500

Total Investments (cost $		204,008,466)	102.3%		256,638,450
Liabilities, Less Cash and Receivables			(2.3%)		(5,816,760)
Net Assets			100.0%		250,821,690
a Non-income producing.
b	All of these securities are on loan.At February 29, 2004, the total market value of the fund’s securities on loan is $5,729,530 and the total market value of the collateral held by the fund is $5,889,500.

c	Investment in affiliated money market mutual fund.

See notes to financial statements.

The Fund 11

STATEMENT OF ASSETS AND LIABILITIES
February 29, 2004

		Cost	Value

Assets ($):
Investments in securities—See Statement of Investments
(including securities on loan valued at $5,729,530)—Note 1(c):
Unaffiliated issuers		198,118,966	250,748,950
Affiliated issuers		5,889,500	5,889,500
Receivable for investment securities sold			2,210,140
Dividends receivable			439,094
Receivable for shares of Common Stock subscribed			37
Prepaid expenses			37,232
			259,324,953

Liabilities ($):
Due to The Dreyfus Corporation and affiliates			188,734
Cash overdraft due to Custodian			452,521
Liability for securities on loan—Note 1(c)			5,889,500
Payable for investment securities purchased			1,799,900
Payable for shares of Common Stock redeemed			94,399
Accrued expenses			78,209
			8,503,263

Net Assets ( $)			250,821,690

Composition of Net Assets ($):
Paid-in capital			243,633,850
Accumulated undistributed investment income—net			832,842
Accumulated net realized gain (loss) on investments			(46,274,986)
Accumulated net unrealized appreciation
(depreciation) on investments			52,629,984

Net Assets ( $)			250,821,690

Shares Outstanding
(100 million shares of $.001 par value Common Stock authorized)			31,188,638
Net Asset Value,	offering and redemption price per share ($)		8.04

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended February 29, 2004

Investment Income ( $):
Income:
Cash dividends (net of $2,844 foreign taxes withheld at source)	3,532,252
Interest	28,577
Income from securities lending	3,365
Total Income	3,564,194
Expenses:
Management fee—Note 3(a)	1,744,867
Shareholder servicing costs—Note 3(b)	506,703
Professional fees	46,690
Prospectus and shareholders’ reports	33,155
Custodian fees—Note 3(b)	23,608
Registration fees	22,819
Directors’ fees and expenses—Note 3(c)	20,786
Loan commitment fees—Note 2	2,225
Interest expense—Note 2	319
Miscellaneous	7,310
Total Expenses	2,408,482
Investment Income—Net	1,155,712

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments
Long transactions	10,835,280
Short sale transactions	125,819
Net realized gain (loss) on financial futures	(37,521)
Net Realized Gain (Loss)	10,923,578
Net unrealized appreciation (depreciation) on investments
(including $291,306 net unrealized appreciation on financial futures)	55,982,088
Net Realized and Unrealized Gain (Loss) on Investments	66,905,666
Net Increase in Net Assets Resulting from Operations	68,061,378

See notes to financial statements.

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended

	February 29, 2004	February 28, 2003

Operations ($):
Investment income—net	1,155,712	781,050
Net realized gain (loss) on investments	10,923,578	(22,960,045)
Net unrealized appreciation
(depreciation) on investments	55,982,088	(40,395,613)
Net Increase (Decrease) in Net Assets
Resulting from Operations	68,061,378	(62,574,608)

Dividends to Shareholders from ($):
Investment income—net	(930,831)	(669,450)

Capital Stock Transactions ($):
Net proceeds from shares sold	25,304,750	74,146,540
Dividends reinvested	890,950	641,304
Cost of shares redeemed	(42,736,296)	(101,490,665)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(16,540,596)	(26,702,821)
Total Increase (Decrease) in Net Assets	50,589,951	(89,946,879)

Net Assets ($):
Beginning of Period	200,231,739	290,178,618
End of Period	250,821,690	200,231,739
Undistributed investment income—net	832,842	607,961

Capital Share Transactions (Shares):
Shares sold	3,591,524	11,151,210
Shares issued for dividends reinvested	137,216	85,252
Shares redeemed	(5,961,180)	(15,205,421)
Net Increase (Decrease) in Shares Outstanding	(2,232,440)	(3,968,959)

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and dis-tributions.These figures have been derived from the fund’s financial statements.

		Fiscal Year Ended February,

	2004	2003	2002	2001	2000

Per Share Data ($):
Net asset value, beginning of period	5.99	7.76	8.66	11.14	10.66
Investment Operations:
Investment income—net	.04[a]	.02[a]	.02[a]	.00[a,b]	.01
Net realized and unrealized
gain (loss) on investments	2.04	(1.77)	(.89)	(2.00)	1.65
Total from Investment Operations	2.08	(1.75)	(.87)	(2.00)	1.66
Distributions:
Dividends from investment income—net	(.03)	(.02)	(.01)	(.00)[b]	(.01)
Dividends from net realized
gain on investments	—	—	(.02)	(.48)	(1.17)
Total Distributions	(.03)	(.02)	(.03)	(.48)	(1.18)
Net asset value, end of period	8.04	5.99	7.76	8.66	11.14

Total Return (%)	34.81	(22.62)	(10.02)	(18.47)	16.63

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets	1.03	1.06	1.05	.98	1.03
Ratio of net investment income
to average net assets	.50	.32	.28	.04	.11
Portfolio Turnover Rate	78.29	72.32	103.06	215.64	86.41

Net Assets, end of period ($ x 1,000)	250,822	200,232	290,179	348,425	482,857

a Based on average shares outstanding at each month end. b Amount represents less than $.01 per share.

See notes to financial statements.

The Fund 15

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Growth Opportunity Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company.The fund’s investment objective is to provide long-term capital growth consistent with the preservation of capital. The Dreyfus Corporation (the “Manager”) serves as the fund’s investment adviser.The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold without a sales charge.

The fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Effective April 14, 2003, the fund began pricing securities traded on the NASDAQ stock market using the NASDAQ official closing price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the ask price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

The fund may lend securities to qualified institutions. At origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in

The Fund 17

NOTES TO FINANCIAL STATEMENTS (continued)

certain money market mutual funds managed by the Manager as shown in the fund’s Statement of Investments.The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(d) Affiliated issuers: Issuers in which the fund held investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At February 29, 2004, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $832,842, accumulated capital losses $42,481,234 and unrealized appreciation $48,836,232.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to February 29, 2004. If not applied, $24,653,831 of the carryover expires in fiscal 2010 and $17,827,403 expires in fiscal 2011.

The tax character of distributions paid to shareholders during the fiscal periods ended February 29, 2004 and February 28, 2003, were as follows: ordinary income $930,831 and $669,450, respectively.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding during the period ended February 29, 2004 was approximately $22,700, with a related weighted average annualized interest rate of 1.39%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement (“Agreement”) with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the fund’s average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the fund, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed 1 1 / 2 % of the average value of the fund’s average daily net assets, the Manager will bear such excess expense. During the period ended February 29, 2004, there was no expense reimbursement pursuant to the Agreement.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (continued)

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund’s average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended February 29, 2004, the fund was charged $245,456 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended February 29, 2004, the fund was charged $159,607 pursuant to the transfer agency agreement.

The fund compensates Mellon Bank, N.A., an affiliate of the Manager, under a custody agreement for providing custodial services for the fund. During the period ended February 29, 2004, the fund was charged $23,608 pursuant to the custody agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The following summarizes the aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities and financial futures, during the period ended February 29, 2004:

	Purchases ($)	Sales ($)

Long transactions	178,614,025	183,815,567
Short sale transactions	57,980	183,799
Total	178,672,005	183,999,366

The fund is engaged in short-selling which obligates the fund to replace the security borrowed by purchasing the security at current market value.The fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security.The fund would realize a gain if the price of the security declines between those dates. Until the fund replaces the borrowed security, the fund will maintain daily, a segregated account with a broker or custodian of permissable liquid assets sufficient to cover its short position.At February 29, 2004, there were no securities sold short outstanding.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to “mark to market” on a daily basis, which reflects the change in the market value of the contracts at the close of each day’s trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses.When the contracts are closed, the fund recognizes a realized gain or loss.These investments require initial margin deposits with a broker, which consist of cash or cash equiva-lents.The amount of these deposits is determined by the exchange or Board of Trade on which the contracts are traded and is subject to change.At February 29, 2004, there were no financial futures contracts outstanding.

At February 29, 2004, the cost of investments for federal income tax purposes was $207,802,218; accordingly, accumulated net unrealized appreciation on investments was $48,836,232, consisting of $54,248,962 gross unrealized appreciation and $5,412,730 gross unrealized depreciation.

NOTE 5—Legal Matters:

Two class actions have been filed against Mellon Financial and Mellon Bank, N.A., and Dreyfus and Founders Asset Management LLC (the “Investment Advisers”), and the directors of all or substantially all of

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

the Dreyfus funds, alleging that the Investment Advisers improperly used assets of the Dreyfus funds, in the form of directed brokerage commissions and 12b-1 fees, to pay brokers to promote sales of Dreyfus funds, and that the use of fund assets to make these payments was not properly disclosed to investors.The complaints further allege that the directors breached their fiduciary duties to fund shareholders under the Investment Company Act of 1940 and at common law.The complaints seek unspecified compensatory and punitive damages, rescission of the funds’ contracts with the Investment Advisers, an accounting of all fees paid, and an award of attorneys’ fees and litigation expenses. Dreyfus and the Dreyfus funds believe the allegations to be totally without merit and will defend the actions vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Dreyfus funds believe that any of the pending actions will have a material adverse affect on the Dreyfus funds or Dreyfus’ ability to perform its contracts with the Dreyfus funds.

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors Dreyfus Growth Opportunity Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Growth Opportunity Fund, Inc., including the statement of investments, as of February 29, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of February 29, 2004 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Growth Opportunity Fund, Inc., at February 29, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.

New York, New York
April 5, 2004

The Fund 23

IMPORTANT TAX INFORMATION (Unaudited)

For Federal tax purposes the fund hereby designates 100% of the ordinary dividends paid during the fiscal year ended February 29, 2004 as qualifying for the corporate dividends received deduction and also designates 100% of the ordinary dividends paid during the fiscal year ended February 29, 2004 as qualified dividends, subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Shareholders will receive notification in January 2005 of the percentage applicable to the preparation of their 2004 income tax returns.

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (60)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Levcor International, Inc., an apparel fabric processor, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
No. of Portfolios for which Board Member Serves: 186

———————

David P. Feldman (64)
Board Member (1994)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• BBH Mutual Funds Group (11 funds), Director
• The Jeffrey Company, a private investment company, Director
• QMED, a medical device company, Director
No. of Portfolios for which Board Member Serves: 51

———————

James F. Henry (73)
Board Member (1971)
Principal Occupation During Past 5 Years:
• President, CPR Institute for Dispute Resolution, a non-profit organization principally engaged in the development of alternatives to business litigation (Retired 2003)
No. of Portfolios for which Board Member Serves: 22

———————

Rosalind Gersten Jacobs (78)
Board Member (1982)
Principal Occupation During Past 5 Years:
• Merchandise and marketing consultant
No. of Portfolios for which Board Member Serves: 33

The Fund 25

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Dr. Paul A. Marks (77)
Board Member (1979)
Principal Occupation During Past 5 Years:
• President and Chief Executive Officer of Memorial Sloan-Kettering Cancer Center (Retired
1999)
Other Board Memberships and Affiliations:
• Pfizer, Inc., a pharmaceutical company, Director-Emeritus
• Atom Pharm, Director
• Lazard Freres Company, LLC, Senior Advisor
No. of Portfolios for which Board Member Serves: 22
———————
Dr. Martin Peretz (64)
Board Member (1971)
Principal Occupation During Past 5 Years:
• Editor-in-Chief of The New Republic Magazine
• Lecturer in Social Studies at Harvard University
• Co-Chairman of TheStreet.com, a financial daily on the web
Other Board Memberships and Affiliations:
• Academy for Liberal Education, an accrediting agency for colleges and universities certified by the U.S. Department of Education, Director
• Digital Learning Group, LLC, an online publisher of college textbooks, Director
• Harvard Center for Blood Research,Trustee
• Bard College,Trustee
• YIVO Institute for Jewish Research,Trustee
No. of Portfolios for which Board Member Serves: 22
———————
Bert W.Wasserman (71)
Board Member (1993)
Principal Occupation During Past 5 Years:
• Financial Consultant
Other Board Memberships and Affiliations:
• Lillian Vernon Corporation, Director
No. of Portfolios for which Board Member Serves: 22

———————
Once elected all Board Members serve for an indefinite term.Additional information about the Board Members, including their address is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.
John M. Fraser, Jr., Emeritus Board Member
Irving Kristol, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since March 2000.

Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 96 investment companies (comprised of 186 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 58 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, Executive Vice President since November 2002.

Chief Investment Officer,Vice Chairman and a Director of the Manager, and an officer of 96 investment companies (comprised of 186 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 50 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, Vice President since March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 97 investment companies (comprised of 202 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, Secretary since March 2000.

Associate General Counsel of the Manager, and an officer of 94 investment companies (comprised of 195 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since October 1991.

ROBERT R. MULLERY, Assistant Secretary since March 2000.

Associate General Counsel of the Manager, and an officer of 26 investment companies (comprised of 58 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since May 1986.

STEVEN F. NEWMAN, Assistant Secretary since March 2000.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 97 investment companies (comprised of 202 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since July 1980.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 97 investment companies (comprised of 202 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since April 1985.

The Fund 27

OFFICERS OF THE FUND (Unaudited) (continued)

RICHARD CASSARO, Assistant Treasurer since August 2003.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 26 investment companies (comprised of 102 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since September 1982.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 26 investment companies (comprised of 102 portfolios) managed by the Manager. He is 37 years old and has been an employee of the Manager since November 1990.

KENNETH J. SANDGREN, Assistant Treasurer since November 2001.

Mutual Funds Tax Director of the Manager, and an officer of 97 investment companies (comprised of 202 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since September 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 92 investment companies (comprised of 197 portfolios) managed by the Manager. He is 33 years old and has been an employee of the Distributor since October 1998.

For More Information

Dreyfus
Growth Opportunity Fund, Inc.
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor
Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166

To obtain information:

By telephone
Call your financial
representative or
1-800-554-4611
By mail Write to:
The Dreyfus Premier
Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling the telephone number listed above, or by visiting the SEC’s website at http://www.sec.gov

© 2004 Dreyfus Service Corporation 0018AR0204

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Bert W. Wasserman, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. Wasserman is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $22,300 in 2003 and $23,415 in 2004.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $4,500 in 2003 and $4,725 in 2004. These services consisted of security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended..

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $15,000 in 2003 and $288,500 in 2004.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $2,005 in 2003 and $4,071 in 2004. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies.

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $-0- in 2003 and $-0- in 2004.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $-0- in 2003 and $587 in 2004. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) and (c) of this Item, which required pre-approval by the Audit Committee were $-0- in 2003 and $-0- in 2004.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $471,337 in 2003 and $521,764 in 2004.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.
Not applicable.

Item 6.	[Reserved]

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.

Item 8.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable.

Item 9.	Submission of Matters to a Vote of Security Holders.
Not applicable.

Item 10.	Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the Registrant's most recently ended fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 11. Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of
1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Growth Opportunity Fund, Inc.

By:	/s/ Stephen E. Canter

Stephen E. Canter
President

Date:	April 23, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of
1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen E. Canter

Stephen E. Canter
Chief Executive Officer

Date:	April 23, 2004

By:	/s/ James Windels

James Windels
Chief Financial Officer

Date:	April 23, 2004

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)